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                                                                       EXHIBIT 1


Microfilm Number               Filed with the Department of State on SEP 15 1995
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Entity Number
              -------------
                                             /s/ [SIGNATURE APPEARS HERE]
                                             -----------------------------------
                                                Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

                            DSCB: 15-1915 (Rev 90)


     In compliance with the requirements of Pa.C.S. (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:  VWR CORPORATION
                                   ---------------------------------------------

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2. The (a) address of this corporation's current registered office in this
   Commonwealth or (b) name or its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)  1310 Goshen Parkway, West Chester, Pennsylvania  19380         Chester
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       Number and Street        City             State     Zip         County

   (b) c/o:
            --------------------------------------------------------------------
            Name of Commercial Registered Office Provider              County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is:   PaBCL of 1988, as
                                                        ------------------------
   amended
   --------------------------------

4. The date of its incorporation is:  February 10, 1994
                                     -------------------------------------------

5. (Check, and if appropriate complete, one of the following):

    X   The amendment shall be effective upon filing these Articles of Amendment
   ---  in the Department of State.

        The amendment shall be effective on:                 at
   ---                                       ---------------    ----------------
                                                  Date                Hour

6. (Check one of the following):

        The amendment was adopted by the shareholders (or members) pursuant to --- 15 Pa.C.S. (S) 1914(a) and (b).

    X   The amendment was adopted by the board of directors pursuant to
   ---  15 Pa.C.S. (S) 1914(c)

7. (Check, and if appropriate complete, one of the following):

        The amendment adopted by the corporation, set forth in full, is as --- follows:

THIS IS A TRUE COPY OF
THE ORIGINAL SIGNED
DOCUMENT FILED WITH
THE DEPARTMENT OF STATE.

    X   The amendment adopted by the corporation is set forth in full in
   ---  Exhibit A attached hereto and made a part hereof.
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8. (Check if the amendment restates the Articles):

        The restated Articles of Incorporation supersede the original Articles --- and all amendments thereto.

      IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 15 day of September 1995.


                                          VWR Scientific Products Corporation
                                          --------------------------------------
                                                  (Name of Corporation)

                                          BY:  [SIGNATURE APPEARS HERE]
                                              ----------------------------------
                                                        (Signature)

                                          TITLE:    Vice President--Finance
                                                 -------------------------------

DSCB: 15-1915 (Rev 90)-3